Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                         __________DISTRICT OF_________

In re: Trenwick America Corporation                 Case No.       03-12635(MFW)
                                                    Reporting Period: March 2004

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------
                                                                                             Document     Explanation
Required Documents                                                      Form No.             Attached       Attached
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (Con't)        Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                 MOR-2                Yes
Balance Sheet                                                           MOR-3                Yes
Status of Postpetition Taxes                                            MOR-4                Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                    MOR-4                Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                            MOR-5                Yes
Debtor Questionnaire                                                    MOR-5                Yes
-----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                       April 20, 2004
------------------------------------------              -----------------------
Signature of Debtor                                     Date


/s/ Alan L. Hunte                                       April 20, 2004
------------------------------------------              -----------------------
Signature of Joint Debtor                               Date


/s/ Alan L. Hunte                                       April 20, 2004
------------------------------------------              -----------------------
Signature of Authorized Individual*                     Date


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period March 2004

                                                         Bank Accounts
                                          Operating          Payroll           Tax          Other
                                    -----------------------------------------------------------------
        Cash - Beg of Month               860,189.28          35,331.89         NA            --
                                    -----------------------------------------------------------------
             Receipts:
             Cash Sales                           --                 --          --           --
           Accounts Rec.                          --                 --          --           --
          Loans & Advances                        --                 --          --           --
           Sale of Assets                         --                 --          --           --
           Deposit/WT IN                   72,533.10
               Other                          497.69                 --          --           --
   Fund Transfer(Vista MM Purch)        1,000,000.00
        Transfers (Interco)             2,170,099.22       1,540,548.32          --           --
                                    -----------------------------------------------------------------

           Total Receipts               3,243,130.01       1,540,548.32          --           --
                                    -----------------------------------------------------------------

           Disbursements:
            Net Payroll                           --        (912,376.52)         --           --
           Payroll Taxes                          --        (628,171.80)         --           --
      Sales, Use, & Other Tax                     --                 --          --           --
        Inventory Purchases                       --                 --          --           --
       Secured Rental/Leases             (150,652.89)                --          --           --
             Insurance                            --                 --          --           --
           Administrative                (486,348.38)                --          --           --
              Selling                             --                 --          --           --
             Other ***                        834.12                 --          --           --
           Transfers (PR)              (1,540,548.32)                --          --           --
         Professional Fees               (131,580.44)                --          --           --
            Court Costs                           --                 --          --           --
                                    -----------------------------------------------------------------

        Total Disbursements            (2,308,295.91)     (1,540,548.32)         --           --
                                    -----------------------------------------------------------------

           Net Cash Flow                  934,834.10                 --          --           --
                                    -----------------------------------------------------------------

         Cash: End of Month             1,795,023.38          35,331.89          --           --
                                    =================================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
March 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance      $ 1,795,023.38

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance      $    35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Disbursements Log (Excludes Intercompany transactions)
Month Ended March 31, 2004

           Check Number                    Amount                       Vendor Name
====================================   ==============   ============================================
                          3/19/2004          6,874.84   Bloomberg L.P.
                          3/17/2004          1,350.00   COGENT COMMUNICATIONS, INC
                          3/22/2004            569.64   Custom House Currency Exchange
                          3/18/2004          2,422.53   Flexible Spending
                                       --------------
Wire transfer                               11,217.01
                                       --------------

           Check Number                    Amount                       Vendor Name
====================================   ==============   ============================================
108224                                         834.12   Nextel
108225                                         141.85   Daniels,Gary
108226                                         171.50   Hunte,Alan L.
108227                                       3,232.28   Marty Becker
108229                                          86.91   Matthew DeMaio
108230                                       1,070.77   Robert Crowther
108231                                          22.85   AT&T
108232                                           0.75   AT&T
108233                                      32,891.57   Actuarial Risk Solutions
108234                                      39,411.82   Ashby & Geddes
108235                                         444.25   BMC Solutions, Inc.
108236                                       4,098.15   CDW Direct, LLC
108237                                         399.00   COGENT COMMUNICATIONS, INC
108238                                         242.85   Ceridian Employer Services
108239                                          46.52   Connecticut Telephone
108240                                      30,750.00   Dr. Ben S. Branch
108241                                         598.00   Eastern Data Paper
108242                                       4,229.40   Eastman Kodak Company
108243                                         196.77   Federal Express Corporation
108244                                       8,705.31   Imagistics International Inc.
108245                                       3,221.90   MBSII.net
108246                                          10.64   MCI
108248                                         250.00   Naic
108249                                         250.00   Naic
108250                                       1,401.85   OFFICETEAM
108251                                       4,347.33   Robert Half
108252                                          35.90   Royal Messenger Service
108253                                         616.75   Snet
108254                                      49,527.39   Young, Conaway, Stargatt & Taylor, LLP
108255                                       6,295.70   Young, Conaway, Stargatt & Taylor, LLP
108256                                         169.00   iSeries 400 Experts TIS
108257                                      75,757.35   Dewey Ballantine
108258                                     150,652.89   Equity Office Properties, L.L.C.
108259                                         106.00   The Basket Case
108260                                         847.00   Motient
108261                                          99.00   ACCESS VB SQL MAGAZINE
108262                                         112.82   AT&T

                                                               FORM MOR-1(CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108263                                         708.80   AT&T
108264                                      16,000.00   Accounting Resources Inc
108265                                         678.40   Blondie's Treehouse, Inc
108266                                         175.82   Ceridian Employer Services
108267                                         900.00   Cognet Communications, Inc.
108268                                         300.00   Commissioner of Revenue Services
108269                                         600.00   Commissioner of Revenue Services
108270                                       4,414.81   Crystal Rock Water Company
108271                                         253.03   Federal Express Corporation
108272                                       1,064.13   Glowpoint
108273                                       7,695.58   Iron Mountain
108274                                         728.00   Joyce Van Lines, Inc.
108275                                       4,201.64   Kelly Services, Inc.
108276                                      10,600.00   Kenzie & Company, DBA The McIntyre Group
108277                                       1,893.75   Lexis/Nexis
108278                                         320.00   Liz Sue Bagels
108279                                       2,736.00   Mercy College
108280                                         703.09   Nextel
108281                                       1,761.46   OFFICETEAM
108282                                       8,985.70   Propark, Inc.
108283                                       3,378.75   Robert Half
108285                                          54.80   Skytel
108286                                          26.45   Snet
108287                                         129.69   Staples Business Advantage
108288                                       5,296.00   Sungard Availability Services Inc.
108289                                       2,644.52   Temco Service Industries, Inc.
108290                                      18,400.00   The Winn Group, Inc
108291                                       1,366.00   Unum Life Insurance Company of America
108292                                         441.04   Louis Direnzo
108293                                         473.85   Timothy Graham
108294                                         948.70   Business Invirons
108295                                         238.50   CT Corporation System
108296                                      16,184.06   CYPRESS COMMUNICATIONS
108297                                         332.47   Ceridian Employer Services
108298                                         331.28   Connecticut Corporate Caterers,LLC
108299                                         699.00   Eastern Benefit Systems, Inc.
108300                                       1,744.55   Federal Express Corporation
108301                                         150.00   Federal Reserve Bank of Cleveland
108302                                         911.13   IKON Office Solutions
108303                                       4,996.54   Kelly Services, Inc.
108304                                       1,431.75   MCI
108305                                         853.30   OFFICETEAM
108306                                         300.00   Propark, Inc.
108307                                       3,198.55   Robert Half
108308                                       1,215.35   Staples Business Advantage
108309                                       3,000.00   Trevaskis & Associates Inc.
108310                                       4,674.95   Unum Life Insurance Company of America
108311                                       3,206.94   Unum Life Insurance Company of America
108312                                          94.58   Velocity Express
108313                                       1,703.69   Mary Fortado
108315                                         259.62   Nicole Morris
108316                                       1,779.53   Robert Crowther

                                                               FORM MOR-1(CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108318                                       1,771.96   Zicarelli,Sue
108319                                         636.64   AT&T
108320                                      18,000.00   Accounting Resources Inc
108321                                         985.00   Advanced Solutions, Inc.
108322                                      61,596.17   Anthem BCBSCT
108323                                         880.89   BMW Financial Services
108324                                         318.64   Bull's Head Printers
108325                                      24,749.22   CDW Direct, LLC
108326                                         199.50   COGENT COMMUNICATIONS, INC
108327                                       1,688.75   CPT Group Inc
108328                                          46.52   Connecticut Telephone
108329                                       5,913.63   Delta Dental
108330                                         605.50   Federal Express Corporation
108331                                       1,574.10   Hygrade Business Group
108332                                         475.00   IASA
108333                                       4,712.65   Kelly Services, Inc.
108334                                       3,832.95   MBSII.net
108335                                          61.45   MCI
108336                                           5.32   MCI
108337                                         299.88   MCI
108338                                         195.00   Mail Delivery Service of Stamford, LLC
108339                                         847.00   Motient
108340                                       1,154.64   New England Office Supplies, Inc.
108341                                         877.68   OFFICETEAM
108342                                       2,814.17   Staples Business Advantage
108343                                       1,193.28   Daniels,Gary
108344                                         649.75   Hunte,Alan L.
108346                                         950.00   Trevaskis & Associates Inc.
108347                                      32,673.43   Actuarial Risk Solutions
108348                                          66.25   Advanced Modern Locksmithing
108349                                         600.00   Booke Seminars
108350                                         562.47   Federal Express Corporation
108351                                         195.04   OFFICETEAM
108352                                      16,097.38   Oracle
108353                                       3,327.47   Pitney Bowes
108354                                          23.64   Royal Messenger Service
108355                                          91.50   John Margres
108356                                         230.24   Louis Direnzo

                                       --------------
checks total                               757,364.70
                                       --------------

                                       --------------
Total March disbursements                  768,581.71
====================================   ==============


                                                               FORM MOR-1(CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                            03-12635 (MFW)
              Debtor                                       March 2004

                             Statement of Operations
                               (Income Statement)

==========================================================================================
                                                             MTD             Cumulative
REVENUES                                                  March 2004       Filing to Date
==========================================================================================
Gross Revenues                                           $      1,060       $    240,904
------------------------------------------------------------------------------------------
Less: Returns and Allowances                                       --                 --
==========================================================================================
Net Revenue                                              $      1,060       $    240,904
------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                 --
------------------------------------------------------------------------------------------
Beginning Inventory                                                --                 --
------------------------------------------------------------------------------------------
Add: Purchases                                                     --                 --
------------------------------------------------------------------------------------------
Add:Cost of Labor                                                  --                 --
------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                               --                 --
------------------------------------------------------------------------------------------
Less: Ending Inventory                                             --                 --
------------------------------------------------------------------------------------------
Cost of Goods Sold                                                 --                 --
==========================================================================================
Gross Profit                                                    1,060            240,904
------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------
Advertising                                                        --                 --
------------------------------------------------------------------------------------------
Auto and Truck Expense                                             30                136
------------------------------------------------------------------------------------------
Bad Debts                                                          --                 --
------------------------------------------------------------------------------------------
Contributions                                                      --             (2,500)
------------------------------------------------------------------------------------------
Employee Benefits Programs                                      4,844             21,146
------------------------------------------------------------------------------------------
Insider compensation*                                         104,541            578,216
------------------------------------------------------------------------------------------
Insurance                                                       1,374              7,277
------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                   (133,870)          (425,580)
------------------------------------------------------------------------------------------
Office Expense                                                  2,965             32,711
------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                  9,250             35,449
------------------------------------------------------------------------------------------
Repairs and Maintenance                                           161              2,255
------------------------------------------------------------------------------------------
Rent and Lease Expense                                         67,679            320,616
------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      36,536            228,300
------------------------------------------------------------------------------------------
Supplies                                                        9,606             40,070
------------------------------------------------------------------------------------------
Taxes-Payroll                                                  53,697            182,146
------------------------------------------------------------------------------------------
Taxes-Real Estate                                                 948                948
------------------------------------------------------------------------------------------
Taxes-Other                                                       939              8,802
------------------------------------------------------------------------------------------
Travel and Entertainment                                          267              1,434
------------------------------------------------------------------------------------------
Utilities                                                         152              1,252
------------------------------------------------------------------------------------------
Other (attach schedule)                                       (19,879)         5,266,054
==========================================================================================
Total Operating Expenses Before Depreciation                  139,241          6,298,733
------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             5,567            257,444
==========================================================================================
Net Profit(Loss) Before Other Income & Expenses              (143,748)        (6,315,273)
------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------
Other Income (attach schedule)                            (13,434,523)       (57,061,067)
------------------------------------------------------------------------------------------
Interest Expense                                                   --                 --
------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                    --                 --
==========================================================================================
Net Profit (Loss) Before Reorganization Items             (13,578,271)       (63,376,340)
------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------
Professional Fees                                                  --                 --
------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                        --                 --
------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                      3,500             35,456
------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                  --                 --
------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)               110,265          3,318,656
==========================================================================================
Total Reorganization Expenses                                (106,765)        (3,283,200)
------------------------------------------------------------------------------------------
Income Taxes                                                      900            (72,636)
==========================================================================================
Net Profit (Loss)                                        $(13,685,936)      $(66,586,904)
==========================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                            03-12635 (MFW)
              Debtor                                       March 2004

                  STATEMENT OF OPERATIONS - continuation sheet

============================================================================================
                                                                 MTD          Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                March 2004     Filing to Date
============================================================================================
--------------------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Recruiting & Relocation                                           1,488              4,773
--------------------------------------------------------------------------------------------
Legal Fees                                                        1,894              6,757
--------------------------------------------------------------------------------------------
Audit Fees                                                      (26,404)           (26,532)
--------------------------------------------------------------------------------------------
Accounting & Tax Fees                                                --            124,154
--------------------------------------------------------------------------------------------
Other Fees                                                           --          5,119,513
--------------------------------------------------------------------------------------------
Data Processing                                                   1,779             33,799
--------------------------------------------------------------------------------------------
Seminars & Continuing Education                                     175              2,220
--------------------------------------------------------------------------------------------
Dues & Subscriptions                                              1,190              1,371
--------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                           $    (19,879)      $  5,266,054
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                               (13,434,523)       (57,061,067)
--------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                         $(13,434,523)      $(57,061,067)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                         110,265          3,318,656
--------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                        $    110,265       $  3,318,656
--------------------------------------------------------------------------------------------

============================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                     Case No.   03-12635 (MFW)
              Debtor                       Reporting Period: March 2004

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF       BOOK VALUE ON
                            ASSETS                                        CURRENT REPORTING MONTH      PETITION DATE
----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                  5,748,508               4,532,566
----------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             --                      --
----------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                         50,724,612              48,745,299
----------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
----------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
----------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                     256,047                 503,054
----------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 1,000                  10,000
----------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                               340,703                 327,755
----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $  57,070,870           $  54,118,674
----------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
----------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
----------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                          17,640,561              20,723,654
----------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                             3,485,693               3,485,693
----------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
----------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                    (16,123,270)            (15,433,035)
----------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $   5,002,984           $   8,776,312
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                    48,803                 266,900
----------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   199,976,687             249,660,381
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 200,025,490           $ 249,927,281
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 262,099,344           $ 312,822,267
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH      PETITION DATE
----------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                          --                      --
----------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                   34,003                      --
----------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                        192,426                      --
----------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
----------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                    355,979                      --
----------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
----------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                   2,663,225                      --
----------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $   3,245,632           $          --
----------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
----------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
----------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   291,003,620             289,648,446
----------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $ 291,003,620           $ 289,648,446
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                294,249,252             289,648,446
----------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                            100                     100
----------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       266,985,085             266,985,085
----------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
----------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (246,858,372)           (246,858,372)
----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (66,586,904)                     --
----------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     14,310,183               3,047,008
----------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
----------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (32,149,908)          $  23,173,821
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 262,099,344           $ 312,822,267
======================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                     Case No.   03-12635 (MFW)
              Debtor                       Reporting Period: March 2004

                       BALANCE SHEET - continuation sheet

---------------------------------------------------------------------------------------
                                           BOOK VALUE AT END OF        BOOK VALUE ON
                            ASSETS       CURRENT REPORTING MONTH       PETITION DATE
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
---------------------------------------------------------------------------------------
Accrued Investment Income                             340,703                 327,755
---------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                      $     340,703           $     327,755
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------
Deferred Taxes Receivable                           1,308,827               1,198,532
---------------------------------------------------------------------------------------
Investment in Subsidiaries                        198,665,555             244,859,636
---------------------------------------------------------------------------------------
Miscellaneous Other Assets                              2,305               3,602,213
---------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                              $ 199,976,687           $ 249,660,381
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                           BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY             CURRENT REPORTING MONTH        PETITION DATE
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
---------------------------------------------------------------------------------------
Accounts Payable                                       63,366                  42,517
---------------------------------------------------------------------------------------
Accrued Expenses                                      230,591               1,290,790
---------------------------------------------------------------------------------------
Interest Payable                                   12,728,025              12,728,025
---------------------------------------------------------------------------------------
Taxes Payable                                       4,989,947               2,601,759
---------------------------------------------------------------------------------------
Due to Affiliates                                  82,787,757              82,787,757
---------------------------------------------------------------------------------------
Indebtedness                                      190,203,934             190,197,598
---------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)            $ 291,003,620           $ 289,648,446
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------
Accrued Expenses                                    1,984,858                      --
---------------------------------------------------------------------------------------
Severance Payable                                       7,899                      --
---------------------------------------------------------------------------------------
Bonuses Payable                                       592,542                      --
---------------------------------------------------------------------------------------
Due to Affiliates                                      77,925                      --
---------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES            $   2,663,225           $          --
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
---------------------------------------------------------------------------------------
Equity in Subsidiary                               14,310,183               3,047,008
---------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                $  14,310,183           $   3,047,008
---------------------------------------------------------------------------------------


                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re  Trenwick America Corporation                 Case No.   03-12635 (MFW)
              Debtor                       Reporting Period: March 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------
                                                  Amount
                                   Beginning    Withheld or   Amount               Check NO.    Ending Tax
                                 Tax Liability    Accrued      Piad     Date Paid   or EFT       Liability
==========================================================================================================
Federal
----------------------------------------------------------------------------------------------------------
Withholding                             --       331,866      331,866   3/12, 3/30   EFT               --
----------------------------------------------------------------------------------------------------------
FICA-Employee                           --        99,093       99,093   3/12, 3/30   EFT               --
----------------------------------------------------------------------------------------------------------
FICA-Employer                           --        99,093       99,093   3/12, 3/30   EFT               --
----------------------------------------------------------------------------------------------------------
Unemployment                            --           313          313   3/12, 3/30   EFT               --
----------------------------------------------------------------------------------------------------------
Income                                  --        12,253           --                              12,253
----------------------------------------------------------------------------------------------------------
Other:                                  --            --           --                                  --
----------------------------------------------------------------------------------------------------------
  Total Federal Taxes                   --       542,618      530,365                              12,253
----------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------
Withholding                             --        87,109       87,109   3/12, 3/30   EFT               --
----------------------------------------------------------------------------------------------------------
Sales                                   --            --           --                                  --
----------------------------------------------------------------------------------------------------------
Excise                                  --            --           --                                  --
----------------------------------------------------------------------------------------------------------
Unemployment                            --        10,698       10,698   3/12, 3/30   EFT               --
----------------------------------------------------------------------------------------------------------
Real Property                           --        21,750           --                              21,750
----------------------------------------------------------------------------------------------------------
Personal Property                       --            --           --                                  --
----------------------------------------------------------------------------------------------------------
Other:                                  --            --           --                                  --
----------------------------------------------------------------------------------------------------------
  Total State and Local                 --       119,557       97,807                              21,750
----------------------------------------------------------------------------------------------------------
Total Taxes                             --       662,175      628,172                     --       34,003
----------------------------------------------------------------------------------------------------------

             SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Days Past Due
                                                      =========================================================================
                                                       Current           0-30         31-60       61-90      Over 90    Total
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                          192,426            --            --          --          --     192,426
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                           34,003                                                          34,003
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            --            --      16,310     339,669     355,979
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               226,429            --            --      16,310     339,669     582,408
-------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick America Corporation
As of March 31, 2004

        Vendor          Invoice Date          Services        Invoice Number       Amount
        ------          ------------          --------        --------------       ------
  Appleby & Spurling      2/27/2004      November expenses     APP396-02000         39,630.68
  Appleby & Spurling      2/27/2004      November expenses     APP967-02000          9,677.60
    Ernst & Young         2/27/2004      November expenses     ERN327-02000         32,749.00
    Ernst & Young         2/27/2004      November expenses     ERN811-02000          8,112.00
    Ashby & Geddes        2/4/2004       December expenses     ASH423-02000          4,239.80
   Dewy Ballantine        3/18/2004      December expenses     DEW198-02000        198,571.11
   Dewy Ballantine        3/18/2004      December expenses     DEW466-02000         46,689.20
                                                                                -------------
                                                                    91+            339,669.39
                                                                                -------------

    Ashby & Geddes        3/18/2004       January expense      ASH132-02000         13,232.96
    Ashby & Geddes        3/18/2004       January expense      ASH307-02000          3,076.60
                                                                                -------------
                                                                61-90 days          16,309.56
                                                                                -------------

                                                                                -------------
                                                                Grand Total        355,978.95
                                                                                =============

                                                                     MOR-4 AGING

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                     Case No.   03-12635 (MFW)
              Debtor                       Reporting Period: March 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

======================================================================   ===============
Accounts Receivable Reconciliation                                            Amount
======================================================================   ===============
Total Accounts Receivable at the beginning of the reporting period         51,675,908.89
----------------------------------------------------------------------   ---------------
+ Amounts billed during the peiod                                           1,816,927.09
----------------------------------------------------------------------   ---------------
- Amounts collected during the peiod                                       (2,768,224.15)
----------------------------------------------------------------------   ---------------
Total Accounts Receivable at the end of the reporting period               50,724,611.83
----------------------------------------------------------------------   ---------------


======================================================================   ===============
Accounts Receivable Aging                                                     Amount
======================================================================   ===============
0 - 30 days old                                                             1,395,175.91
----------------------------------------------------------------------   ---------------
31 - 60 days old                                                                      --
----------------------------------------------------------------------   ---------------
61 - 90 days old                                                              (31,023.56)
----------------------------------------------------------------------   ---------------
91 + days old                                                              61,013,788.48
----------------------------------------------------------------------   ---------------
Total Accounts Receivable                                                  62,377,940.83
----------------------------------------------------------------------   ---------------
Amount considered uncollectible (Bad Debt)                                 (11,653,329.00)
----------------------------------------------------------------------   ---------------
Accounts Receivable (Net)                                                  50,724,611.83
----------------------------------------------------------------------   ---------------

                              DEBTOR QUESTIONNAIRE

================================================================================    ===============
Must be completed each month                                                           Yes     No
================================================================================    ===============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                          X
--------------------------------------------------------------------------------    ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.               X
--------------------------------------------------------------------------------    ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                      X
--------------------------------------------------------------------------------    ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                               X
--------------------------------------------------------------------------------    ---------------

                                                                      FORM MOR-5
                                                                          (9/99)